                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 12, 2004
                                                        (August 10, 2004)



                           FIRST BANCTRUST CORPORATION
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           DELAWARE                   000-32535                  37-1406661
 State or other jurisdiction         (Commission               (IRS Employer
      of Incorporation               File Number)           Identification No.)






                  206 SOUTH CENTRAL AVENUE, PARIS, IL     61944
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               Exhibit Number

               99.1 Press Release, dated August 10, 2004 issued by First BancTrust Corporation

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On August 10, 2004, First BancTrust Corporation issued a news release to report its financial results for the quarter ended June 30, 2004. The release is furnished as Exhibit 99.1 hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST BANCTRUST CORPORATION



Dated:  August 10, 2004                     /s/ Terry J. Howard
                                          --------------------------------------
                                          Terry J. Howard
                                          President and Chief Executive Officer



Dated:  August 10, 2004                     /s/ Ellen M. Litteral
                                          --------------------------------------
                                          Ellen M. Litteral
                                          Chief Financial Officer and Treasurer

                                     EXHIBIT INDEX

Exhibit Number

     99.1 Press Release, dated August 10, 2004 issued by First BancTrust Corporation